UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2016

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

One Liberty Plaza, 165 Broadway
New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2016, Investment Technology Group, Inc. (the “Company”) (NYSE: ITG) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference, announcing that Brian G. Cartwright has been appointed to its Board of Directors as of January 9, 2016.   As of the date hereof, Mr. Cartwright has not been appointed to serve on any Committees of the Board of Directors.

Mr. Cartwright has been a Senior Advisor to Patomak Global Partners LLC, a regulatory consulting firm, since 2012 and also serves on the Board of Directors of HCP, Inc., a real estate investment trust. From 2009 to 2011, Mr. Cartwright was Senior Advisor at the law firm of Latham & Watkins LLP.  From 2006 to 2009, he served as General Counsel of the Securities and Exchange Commission. Prior to the SEC, Mr. Cartwright served in various senior management positions at Latham & Watkins, including as the Global Chair of the Public Company Representation Practice Group and a member of the firm’s Executive Committee. From 1981 through 1982, Mr. Cartwright served as a law clerk to Associate Justice Sandra Day O’Connor on the U.S. Supreme Court. Before practicing law, Mr. Cartwright was a research physicist at the University of California. He holds a B.A. from Yale University, a J.D. from Harvard University and a Ph.D. from the University of Chicago.

There are no arrangements or understandings between Mr. Cartwright and any other persons pursuant to which Mr. Cartwright was appointed to the Board.  Since January 1, 2015, there have been no related party transactions between the Company and Mr. Cartwright that would be reportable under Item 404(a) of Regulation S-K.

The non-employee director compensation policy is described under the caption “Director Compensation” in the Company’s proxy statement for its June 11, 2015 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 23, 2015.  It is expected that Mr. Cartwright will be eligible for participation in such non-employee director compensation program.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

99.1            Press release issued by Investment Technology Group, Inc. on January 12, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

	By:	/s/ Angelique F.M. DeSanto
Angelique F.M. DeSanto
Managing Director, General Counsel and Secretary and Duly Authorized Signatory of Registrant

Dated: January 12, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by Investment Technology Group, Inc. on January 12, 2016.